                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 28, 2005
                        (Date of earliest event reported)

                        THE REYNOLDS AND REYNOLDS COMPANY
             (Exact name of registrant as specified in the charter)

             OHIO                         1-10147               31-0421120
(State or other jurisdiction of     (Commission File No.)       (IRS Employer
        incorporation)                                       Identification No.)

                        THE REYNOLDS AND REYNOLDS COMPANY
                                ONE REYNOLDS WAY
                               DAYTON, OHIO 45430
                    (Address of Principal Executive Offices)

                                 (937) 485-2000
               (Registrant's telephone number including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

      On February 28, 2005, The Reynolds and Reynolds Company issued a press release announcing that Executive Vice President and Chief Financial Officer and Director, Dale Medford, has announced his intention to retire from the Company and its Board of Directors effective June 1, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.      DESCRIPTION
-----------      -----------
   99.1          Press release of The Reynolds and Reynolds Company dated
                 February 28, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE REYNOLDS AND REYNOLDS COMPANY

                                        By: /s/ Douglas M. Ventura
                                        ____________________________

                                        Douglas M. Ventura, Executive Vice
                                        President, Operations, General Counsel
                                        and Secretary

Dated: February 28, 2005



EXHIBIT INDEX:

EXHIBIT NO.      DESCRIPTION
-----------      -----------
   99.1          Press release of The Reynolds and Reynolds Company dated
                 February 28, 2005.